Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies:
Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates.
Commitments may expire without being used. Off-balance sheet risk of credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

	December 31,
	2020	2019
Commitments to extend credit, excluding interest rate lock commitments	$2,719,996	$1,086,173
Letters of credit	67,598	19,569
Balance at end of period	$2,787,594	$1,105,742
As of December 31, 2020, approximately $1.07 billion of loan commitments had fixed rates and $1.65 billion had floating rates.
In connection with the adoption of CECL on January 1, 2020, the Company estimates expected credit losses on off-balance sheet loan commitments that are not accounted for as derivatives. When applying the CECL methodology to estimate expected credit loss, the Company considers the likelihood that funding will occur, the contractual period of exposure to credit loss, the risk of loss, historical loss experience, and current conditions along with expectations of future economic conditions. As such, upon adoption the Company recorded an initial allowance for credit losses on unfunded commitments in other liabilities amounting to $2,947. The impact net of taxes was recorded as part of the cumulative adjustment to retained earnings of $25,018 on January 1, 2020.
The table below presents activity within the allowance for credit losses on unfunded commitments:

For the Year Ended December 31,
2020
Balance at beginning of period	$—
Impact of CECL adoption on provision for credit losses on unfunded commitments	2,947
Increase in provision for credit losses from unfunded commitments acquired in business combination	10,499
Provision for credit losses on unfunded commitments	2,932
Balance at end of period	$16,378
In connection with the sale of mortgage loans to third party investors, the Bank makes usual and customary representations and warranties as to the propriety of its origination activities. Occasionally, the investors require the Bank to repurchase loans sold to them under the terms of the warranties. When this happens, the loans are recorded at fair value with a corresponding charge to a valuation reserve. The total principal amount of loans repurchased (or indemnified for) was $9,171, $6,475, and $6,646 for the years ended December 31, 2020, 2019, and 2018, respectively. The Company has established a reserve associated with loan repurchases. This reserve is recorded in accrued expenses and other liabilities on the consolidated balance sheets.
The following table summarizes the activity in the repurchase reserve:

	For the Year Ended December 31,
	2020	2019	2018
Balance at beginning of period	$3,529	$3,273	$3,386
Provision for loan repurchases or indemnifications	2,607	362	174
Recoveries on previous losses	(208)	(106)	3
Losses on loans repurchased or indemnified	—	—	(290)
Balance at end of period	$5,928	$3,529	$3,273